UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 3, 2008

Western Digital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20511 Lake Forest Drive, Lake Forest, California		92630
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

At an investment conference on September 4, 2008 and in meetings this week with investors, executives of Western Digital Corporation (the "Company") are expected to discuss the following:

• Thus far in the September quarter overall demand is consistent with seasonal patterns established over the last several years.

• Regionally, demand in Asia Pacific, the Middle East and Latin America is offsetting some industry demand softness in the U.S. and Western Europe.

• Consumer desktop demand is at the low end of expectations while notebook, commercial desktop, DVR and Enterprise SATA drive demand is tracking to expectations.

• The Company’s branded products business is reflecting continued strong demand at the retail level for the Company’s industry-leading external storage products.

• Industry and Company inventories are in line with seasonal demand patterns.

• As anticipated in the Company’s guidance on July 24, 2008 pricing thus far in the quarter has been competitive.

• Historically the month of September represents a significant share of the industry’s total business in the quarter. Actual industry demand and the Company’s performance in September will therefore determine the final outcome of the quarter.

This Form 8-K contains forward-looking statements, including statements concerning: hard drive industry demand in the September quarter; hard drive industry demand in various geographical regions and various hard drive markets; demand for and industry leadership of the Company’s external storage products; hard drive industry and Company inventory levels; pricing in the September quarter; and the significance of the month of September on the quarter’s results. These forward-looking statements are based on current management expectations and are subject to important factors that could cause actual results to differ materially from those expressed in the forward-looking statements, including: supply and demand conditions in the hard drive industry; actions by competitors; unexpected advances in competing technologies; uncertainties related to development and introduction of products based on new technologies and expansion into new hard drive markets; business conditions and growth in the various hard drive markets; pricing trends and fluctuations in average selling prices; changes in the availability and cost of commodity materials and specialized product components that the Company does not make internally; and other risks and uncertainties listed in WD’s recent Form 10-K filed with the SEC on August 20, 2008, to which your attention is directed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation

September 3, 2008	By:	Raymond M. Bukaty

Name: Raymond M. Bukaty
Title: Senior Vice President, Administration, General Counsel and Secretary